UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2020

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Homewood Suites by Hilton – Southaven, Mississippi

As previously disclosed, Lodging Fund REIT III, Inc. (the “Company”), through its operating partnership subsidiary Lodging Fund REIT III OP, LP (the “Operating Partnership”), entered into an Asset Purchase Agreement with CVH Airways, LLC (the “Seller”), dated as of November 5, 2019 (as amended, the “Purchase Agreement”), for the purchase by the Operating Partnership of a Homewood Suites by Hilton hotel property located in Southaven, Mississippi (the “Homewood Suites Southaven”).

On February 21, 2020, the Company, through the Operating Partnership and its subsidiaries, LF3 Southaven, LLC (the “Owner”) and LF3 Southaven TRS, LLC (the “TRS Subsidiary”), both Delaware limited liability companies and wholly-owned subsidiaries of the Operating Partnership, acquired from the Seller, the Homewood Suites Southaven.  The Seller is not affiliated with the Company or Legendary Capital REIT III, LLC (the “Advisor”), the Company’s external advisor.

The purchase price of Homewood Suites Southaven was $20.5 million, exclusive of closing costs. The Company funded the purchase of the Homewood Suites Southaven with proceeds from the Company’s ongoing private offering and a new term loan secured by the property (discussed in Item 2.03 below).

Conveniently located off Interstates 55 and 69, the Homewood Suites Southaven is a 15-minute drive to Memphis International Airport and within close proximity to tourist destination Graceland, as well as the area’s many retail and entertainment venues. Opened in 2017, the 99-room, extended-stay hotel features 486 square feet of meeting space, a fitness center and an indoor pool. Guest room options include bunk bed suites, a unique option for families and groups on multi-day stays. Amenities include complimentary Wi-Fi and breakfast.

Located on the Tennessee border in the northwest corner of Mississippi, Southaven is Memphis, Tennessee’s second largest suburb and Mississippi’s third largest city. Healthcare is a fast-growing segment of the city’s economy. Ample shopping, dining, and sports and entertainment venues create room demand from leisure travelers.

Management of Homewood Suites by Hilton – Southaven, Mississippi

On February 21, 2020, the Company, through the TRS Subsidiary, entered into a Hotel Management Agreement with Vista Host Inc. (“Vista Host”), a third-party management company, to provide property management and hotel operations management services for the Homewood Suites Southaven. Vista Host is not affiliated with the Company or the Advisor. The agreement has an initial term expiring on February 21, 2025, which automatically renews for two successive five-year periods, unless terminated in accordance with its terms. The Company will pay Vista Host a base management fee for property management services equal to 3% of the prior month’s Gross Revenues (as defined in the Hotel Management Agreement), payable monthly.  Vista Host will also receive a monthly accounting fee of $1,000 for accounting services and may earn annual incentive management fees if certain growth and operational performance metrics are achieved.  The Company also reimburses Vista Host for certain costs of operating the property incurred on behalf of the Company. All reimbursements are paid to Vista Host at cost.  The Hotel Management Agreement may be terminated at any time by mutual agreement of the parties, may be immediately terminated by the TRS Subsidiary due to gross negligence, willful misconduct or fraud by Vista Host, and may be terminated upon the occurrence of a Termination Event (as defined in the Hotel Management Agreement), subject in certain cases to applicable notice and cure periods as described in the Hotel Management Agreement.  TRS Subsidiary may terminate the Hotel Management Agreement without cause or in connection with the sale of the Homewood Suites Southaven upon at least sixty days’ written notice to Vista Host and the payment of a termination fee, the amount of which varies depending on the timing of such termination.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

On February 21, 2020, in connection with the Company’s acquisition of the Homewood Suites Southaven, and pursuant to the Loan Agreement, dated as of February 21, 2020 (the “Loan Agreement”), the Owner and the TRS Subsidiary (collectively, the “Borrower”) entered into a new $13.46 million loan with Wells Fargo Bank, National Association  (the “Lender”), which is secured by the Homewood Suites Southaven (the “Homewood Suites Southaven Loan”). The Homewood Suites Southaven Loan has a fixed interest rate of 3.695% per annum, matures on March 3, 2025, and requires monthly payments of interest-only through March 31, 2021 and thereafter requires monthly payments of principal and interest thereafter with a balloon payment due at maturity. The Borrower has the right to prepay all or a portion of the Homewood Suites Southaven Loan subject to certain fees, costs and conditions contained in the loan documents.

The Loan Agreement requires the maintenance of certain financial covenants, including covenants concerning debt service coverage ratio and debt yield.  The Loan Agreement contains customary events of default, including payment defaults and cross-defaults to other indebtedness or guaranties by the Borrower or the Guarantor (defined below).  If an event of default occurs under the Loan Agreement, the Lender may accelerate the repayment of amounts outstanding under the Loan Agreement and exercise other remedies subject, in certain instances, to the expiration of applicable cure periods.

Pursuant to the Loan Agreement, Corey Maple, the Company’s Chief Executive Officer (the “Guarantor”), entered into a Guaranty, which is (i) a full recourse guarantee to the Lender in certain circumstances, including the occurrence of certain events, including, without limitation, certain bankruptcy or insolvency proceedings involving the Borrower, and (ii) recourse guarantee limited to the payment of all claims, actions, suits, damages, losses, expenses or other obligations actually incurred by the Lender as a result of certain “bad boy” events, including criminal acts, fraud or misrepresentation in connection with the loan documents, damage to the collateral caused by gross negligence, reckless or intentional acts or omissions, or certain other intentional acts or omissions of the Borrower or Guarantor, all as further described in the Guaranty.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described in this Current Report on Form 8-K at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: February 27, 2020	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary